UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 14, 2015

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The NeoGenomics, Inc. investor presentation attached, dated December 14, 2015, was used in a series of investor meetings held in relation to the special meeting of NeoGenomics stockholders currently scheduled for December 21, 2015.  The special meeting is being held in connection with the proposed acquisition of the business of Clarient, Inc. by NeoGenomics.  The acquisition remains subject to approval by NeoGenomics stockholders at the special meeting, and other customary closing conditions.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the proposed acquisition of the business of Clarient, Inc., NeoGenomics filed a definitive proxy statement with the SEC on November 13, 2015. The proxy statement has been mailed to NeoGenomics stockholders to solicit their required approval in connection with the transaction. NeoGenomics stockholders are urged to read the proxy statement carefully, as it contains important information that stockholders should consider before making a decision about the transaction, including information about NeoGenomics, Clarient, Inc., the proposed transaction and related matters. In addition to receiving the proxy statement from NeoGenomics in the mail, stockholders are able to obtain the proxy statement, as well as other filings containing information about NeoGenomics, without charge, at the SEC’s web site, www.sec.gov, or from NeoGenomics at its website, www.neogenomics.com, or NeoGenomics, Inc., 12701 Commonwealth Drive, Suite 9, Fort Myers, Florida 33913, Attention: Fred Weidig, Corporate Secretary.

Participants in Solicitation

NeoGenomics and its executive officers and directors may be deemed to be participants in the solicitation of proxies from NeoGenomics’ stockholders with respect to the proposed transaction. Information regarding any interests that NeoGenomics’ executive officers and directors may have in the transaction is set forth in the proxy statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit relating to Item 8.01 shall be deemed to be furnished and not filed.

Exhibit No.	Description

99.1	Special Investor Presentation of NeoGenomics, Inc. acquisition of Clarient dated December 14, 2015 -2-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ George Cardoza
George Cardoza
Chief Financial Officer

Date: December 17, 2015

Exhibit Index

Exhibit No.Description

99.1	Special Investor Presentation of NeoGenomics, Inc. acquisition of Clarient dated December 14, 2015